                               FIFTH AMENDMENT TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     This FIFTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT") is entered into as of December 29, 1998 (the "EFFECTIVE DATE"), by and among Haggar Clothing Co., a Nevada corporation, f/k/a Haggar Apparel Company (the "COMPANY"), Haggar Corp., a Nevada corporation ("HAGGAR"), the banks listed on the signature pages of this Agreement (collectively, the "BANKS"), Chase Bank of Texas, National Association, a national banking association, f/k/a Texas Commerce Bank National Association, individually and as agent (the "AGENT") for the Banks, and is consented to by Haggar and the domestic subsidiaries of the Company listed on the signature pages of this Agreement (collectively, the "SUBSIDIARIES").

                                R E C I T A L S:

     WHEREAS, pursuant to that certain First Amended and Restated Credit Agreement (as heretofore and herein amended, the "CREDIT AGREEMENT") dated as of September 18, 1996, executed by and among the Company, Haggar, the Banks and the Agent, the Banks agreed to make advances to the Company on certain terms and conditions set forth therein (each capitalized term used but not defined herein shall have the meaning given to such term in the Credit Agreement, as amended); and

     WHEREAS, the Credit Agreement has been amended by that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 31, 1996, that certain Second Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1998, that certain Third Amendment to First Amended and Restated Credit Agreement dated as of December 15, 1997, and that certain Fourth Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1998; and

     WHEREAS, the Company has requested that the Credit Agreement be amended to allow (i) the Company to receive an Advance in connection with the acquisition of Jerell, Inc., a Texas corporation ("JERELL"), and (ii) the acquisition of Jerell by the Company; and

     WHEREAS, the Agent and the Banks are agreeable to such request under the present circumstances and upon the terms and conditions as set forth below.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Company, Haggar, the Banks and the Agent hereby agree as follows:

                               A G R E E M E N T:


     1. AMENDMENT TO DEFINITIONS. The following definition is hereby added to Section 1.1 of the Credit Agreement:

          "Jerell Acquisition" means the acquisition by the Company of Jerell, for the sum of $36,756,637 (subject to adjustment as therein provided), pursuant to that certain Agreement and Plan of Merger dated as of December 17, 1998, by and between the Company, JI Acquisition, Inc., Jerell and certain of Jerell's shareholders.

     2. CONSENT. Notwithstanding Section 2.2 and Section 6.2 of the Credit Agreement but subject to the other terms and conditions thereof, the Banks consent to an Advance in connection with the Jerell Acquisition.

     3. AMENDMENT TO SECTION 7.4(c) AND (d). Section 7.4(c) and (d) of the Credit Agreement are hereby amended in their entirety to read as follows:

          (c) Other than the Jerell Acquisition, acquire, or permit any Subsidiary of the Company to acquire, by purchase, lease or otherwise, all or substantially all of the assets or capital stock of any Person, provided that such acquisitions which, when added to any other acquisitions since the effective date of this Agreement (other than the Jerell Acquisition) and any permitted investments made pursuant to Section 7.4(d), do not exceed $15,000,000 in the aggregate (including all consideration given in connection with such acquisitions), may be made so long as the assets or Person acquired is involved in the same line of business, or an integral part thereof, as is currently pursued by the Company Group.

          (d) Other than the Jerell Acquisition, invest or acquire an ownership interest in, or permit any Subsidiary of the Company to invest or acquire an ownership interest in, any joint venture, partnership, corporation or other entity which is not an Affiliate of any member of the Company Group, or otherwise invest in any new business venture, provided that such investment which, when added to any other investments since the effective date of this Agreement and any permitted acquisitions made pursuant to
               Section 7.4(c) (other than the Jerell Acquisition), do not exceed $15,000,000 in the aggregate, may be made so long as no member of the Company Group has any legal or contractual liability or obligation in excess of such investment, and the business venture in which the investment is made involves the same line of business, or an integral part thereof, as is currently pursued by the Company Group.

     4. Jerell is currently a party to that certain Amended and Restated Collection Factoring Agreement (the "FACTORING AGREEMENT") executed September 1, 1998, between Heller Financial, Inc. ("HELLER"), Jerell and San Gabriel Enterprises, Inc. pursuant to which Heller was granted a security interest (the "HELLER SECURITY INTEREST") in certain collateral more particularly described in Section 7 of the Factoring Agreement. The Banks waive any Event of Default arising under Section 7.1 of the Credit Agreement as a result of the Heller Security Agreement provided that (i) upon the closing of the Jerell Acquisition and thereafter no sums shall be outstanding under the Factoring Agreement, (ii) upon the closing of the Jerell Acquisition, the Company shall give notice of termination of the Factoring Agreement, and (iii) the Heller Security Interest shall be released of record within ninety (90) days following the closing of the Jerell Acquisition and a copy of such recorded releases delivered to the Agent. Except as expressly set forth above, the waiver contained herein shall not waive any right, power or remedy of the Agent or the Banks or any provision of the Loan Documents.

     5. EXECUTION OF GUARANTY. Pursuant to Section 7.11 of the Credit Agreement, in connection with the execution of this Agreement, Jerell and its Subsidiaries shall, at the closing of the Jerell Acquisition, each execute and deliver to the Agent a Subsidiary Guaranty in the form attached as Exhibit E to the Credit Agreement (collectively, the "JERELL GUARANTY").

     6. CERTIFICATES. This Agreement shall be effective as of the date first above written when executed by all parties hereto and consented to by the Guarantors as provided on the signature pages hereto, and upon receipt by the Agent of the following, each in form, substance and bearing a date satisfactory to the Agent and its counsel (items (b), (c), (e) and (f) being delivered upon the closing of the Jerell Acquisition):

          (a) A certificate of the Secretary or Assistant Secretary of the Company and the Guarantors, respectively, certifying (i) that, except as indicated therein, there has been no change to the articles of incorporation or bylaws of the Company or the Guarantors since the same were finished to the Agent in connection with the execution of the Credit Agreement, (ii) as to the name and title of the officers of the Company and the Guarantors and the authority of such officers to execute this Agreement; and (iii) as to the existence and good standing in their respective states of incorporation of the Company and the Guarantors.

          (b) A certificate of the Secretary or Assistant Secretary of Jerell and its Subsidiaries certifying that (i) attached thereto are true and complete copies of the articles of incorporation and bylaws of Jerell and its Subsidiaries, as amended, (ii) attached thereto are resolutions of the Board of Directors of Jerell and its Subsidiaries authorizing execution of the Jerell Guaranty, (iii) the name and title and bearing the signature of the officers of Jerell and its Subsidiaries identified therein are authorized to sign the Jerell Guaranty, and (iv) Jerell and its Subsidiaries are in existence and good standing in their respective states of incorporation.

          (c) A written opinion of the Company's, Guarantors' and Jerell's and its Subsidiaries' counsel in form acceptable to the Agent and its counsel.

          (d) A certificate, signed by the Treasurer of the Company or the Chief Financial Officer of the Company, stating that as of the date of this Agreement and after giving effect to this Agreement the statements set forth in Sections 4.2(a), (b) and (g) of the Credit Agreement are true and correct.

          (e)  The Jerell Guaranty.

          (f) True, complete and correct copies of the documents executed and delivered or to be executed and delivered by the parties in connection with the Jerell Acquisition.

     7. EFFECTIVENESS OF DOCUMENTS. Except as expressly modified hereby, all terms, provisions, representations, warranties, covenants and agreements of the Company and Haggar related to the Loans, whether contained in the Notes, the Credit Agreement and/or any of the other Loan Documents, are hereby ratified and confirmed by the Company and Haggar, and all such agreements shall be and shall remain in fill force and effect, enforceable in accordance with their terms.

     8. NO CLAIMS OR DEFENSES. Each of the Company and Haggar, by the execution of this Agreement, hereby declares that it has no offsets, claims, counterclaims, defenses or other causes of action against the Agent or the Banks related to any Loan, the Credit Agreement, any of the other Loan Documents or the modification of the Credit Agreement pursuant to this Agreement.

     9. AUTHORITY. Each of the Company and Haggar represents and warrants that all requisite corporate action necessary for it to enter into this Agreement has been taken.

     10. BINDING AGREEMENT. This Agreement shall be binding upon, and shall inure to the benefit of, each party hereto and such party's legal representatives, successors and assigns.

     11. ENTIRE AGREEMENT. THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     12. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                       [SEE SIGNATURES ON ATTACHED PAGES]

     EXECUTED as of the date first above written.


                             HAGGAR CLOTHING CO., a Nevada corporation, f/k/a Haggar Apparel Company


                             By:  /s/ J. M. Haggar III
                                -----------------------------------------------
                                  J. M. Haggar, III
                                  Chief Executive Officer


                             HAGGAR CORP., a Nevada corporation


                             By:  /s/ J.M. Haggar III
                                -----------------------------------------------
                                  J. M. Haggar, III
                                  Chief Executive Officer


THE BANKS                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, f/k/a
                             TEXAS COMMERCE BANK National Association,
$22,222,222.22               Individually, as the Agent


                             By:  /s/ John P.Dean
                                -----------------------------------------------
                                  John P.Dean
                                  Senior Vice President


$22,222,222.22               NATIONSBANK, N.A.,
                             successor-in-interest by merger to NationsBank of Texas, N.A.


                             By:  /s/ Leesa C. Sluder
                                -----------------------------------------------
                                  Leesa C. Sluder
                                  Senior Vice President

$18,518,518.51               COMERICA BANK - TEXAS


                             By:  /s/ Paul L. Strange
                                -----------------------------------------------
                                  Paul L. Strange
                                  Vice President


$11,111,111.12               THE FIRST NATIONAL BANK OF CHICAGO


                             By:  /s/ Jenny A. Gilpin
                                -----------------------------------------------
                                  Jenny A. Gilpin
                                  Vice President



$14,814,814.81               THE BANK OF TOKYO-MITSUBISHI, LTD.,
                             DALLAS OFFICE


                             By:  /s/ Douglas M. Barnell
                                -----------------------------------------------
                                  Douglas M. Barnell
                                  Vice President



$11,111,111.12               NATIONAL CITY BANK, KENTUCKY,
                             f/k/a First National Bank of Louisville


                             By:  /s/ Donald R. Pullen, Jr.
                                -----------------------------------------------
                                  Donald R. Pullen, Jr.
                                  Vice President

                              CONSENT OF HAGGAR

     Haggar hereby (a) acknowledges its consent to this Agreement, (b) ratifies and confirms all terms and provisions of the Parent Guaranty, (c) agrees that the Parent Guaranty is and shall remain in full force and effect,
(d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Parent Guaranty, (e) reaffirms all agreements and obligations under the Parent Guaranty with respect to the Loans, the Notes, the Credit Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.

                             HAGGAR CORP.,
                             a Nevada corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                   J. M. Haggar, III
                                   Chief Executive Officer



                             Dated as of December 29, 1998.

                        CONSENT OF DOMESTIC SUBSIDIARIES

     Each of the undersigned Subsidiaries hereby (a) acknowledges its consent to this Agreement, (b) ratifies and confirms all terms and provisions of the Subsidiary Guaranty to which it is a signatory, (c) agrees that the Subsidiary Guaranty to which it is a signatory is and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Subsidiary Guaranty to which it is a signatory, (e) reaffirms all agreements and obligations under the Subsidiary Guaranty to which it is a signatory with respect to the Loans, the Notes, the Credit Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.


                             BOWIE MANUFACTURING COMPANY,
                             a Nevada corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                  J. M. Haggar, III
                                  Chairman/Chief Executive Officer


                             CORSICANA COMPANY,
                             a Nevada corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                   J. M. Haggar, III
                                   Chairman/Chief Executive Officer

                             DALLAS PANT MANUFACTURING COMPANY,
                             a Nevada corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                   J. M. Haggar, III
                                   Chairman/Chief Executive Officer


                             GREENVILLE PANT MANUFACTURING
                             COMPANY, a Nevada corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                   J. M. Haggar, III
                                   Chairman/Chief Executive Officer


                             MCKINNEY PANT MANUFACTURING COMPANY,
                             a Nevada corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                   J. M. Haggar, III
                                   Chairman/Chief Executive Officer


                             OLNEY MANUFACTURING COMPANY,
                             a Nevada corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                   J. M. Haggar, III
                                   Chairman/Chief Executive Officer


                             WAXAHACHIE GARMENT COMPANY,
                             a Nevada corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                   J. M. Haggar, III
                                   Chairman/Chief Executive Officer

                             LA ROMANA MANUFACTURING CORPORATION,
                             a Nevada corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                   J. M. Haggar, III
                                   Chairman/Chief Executive Officer


                             HAGGAR SERVICES, INC.,
                             a Texas corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                   J. M. Haggar, III
                                   Chairman/Chief Executive Officer


                             AIRHAGGAR, INC., f/k/a HAGAIR, INC.,
                             a Texas corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                   J. M. Haggar, III
                                   Chairman/Chief Executive Officer


                             DUNCAN MANUFACTURING COMPANY,
                             an Oklahoma corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                   J. M. Haggar, III
                                   Chairman/Chief Executive Officer

                             WESLACO CUTTING, INC.,
                             a Nevada corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                   J. M. Haggar, III
                                   Chairman/Chief Executive Officer


                             WESLACO SEWING, INC.,
                             a Nevada corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                   J. M. Haggar, III
                                   Chairman/Chief Executive Officer


                             HAGGAR DIRECT, INC.,
                             a Nevada corporation


                             By: /s/ J. M. Haggar III
                                 ----------------------------------------------
                                   J. M. Haggar, III
                                   Chairman/Chief Executive Officer


                             Dated as of December 29, 1998.